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                                                                    Exhibit 23.2


                                                          [ARTHUR ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
Elcom International, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 23, 1999 included in Elcom International, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                                  /s/ Arthur Andersen LLP


Boston, Massachusetts
April 10, 2000